Exhibit 99.1 Investor Presentation MARCH 2024 © 2024 Brand Engagement Network, Inc. Used with permission.

Disclaimers Basis of Presentation This Presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Brand Engagement Network, Inc. (“BEN” or the “Company”) and DHC Acquisition Corp. (“DHC” and such business combination, the “Potential Business Combination”) and for no other purpose. By accepting, reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Industry and Market Data No representations or warranties, express, implied or statutory are given in, or in respect of, this Presentation, and no person may rely on the information contained in this Presentation. To the fullest extent permitted by law, in no circumstances will BEN or DHC or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation discusses trends and markets that BENs leadership team believes will impact the development and success of BEN based on its current understanding of the marketplace. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. None of BEN or DHC has independently verified the data obtained from these sources and cannot assure you of the reasonableness of any assumptions used by these sources or the data’s accuracy or completeness. Any data on past performance or modeling contained herein is not an indication as to future performance. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with DHC or BEN or their respective representatives as investment, legal or tax advice. The Recipient should seek independent third party legal, regulatory, accounting and/or tax advice regarding this Presentation. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of DHC, BEN or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of BEN and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Neither DHC nor BEN assume any obligation whatsoever to update the information in this Presentation. 2 © 2024 Brand Engagement Network, Inc. Used with permission.

Disclaimers (cont’d) Forward Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to: (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Potential Business Combination; (3) changes in the market for BEN’s services and technology, and expansion plans and opportunities; (4) the sources and uses of cash of the Potential Business Combination; (5) the anticipated capitalization and enterprise value of the combined company following the consummation of the Potential Business Combination; (6) the amount of redemption requests made by DHC’ public stockholders; (7) expectations related to the terms and timing of the Potential Business Combination and (8) statements regarding our ability to grow our subscription base, protect our intellectual property and enhance our brand and reputation. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of BEN’s and DHC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BEN. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained; failure to realize the anticipated benefits of the Potential Business Combination; BEN’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to BEN’s operations and business, including intellectual property, information technology and cybersecurity risks, customer concentration; reliance on third- party providers for customer growth; risks related to increased competition; the unpredictability of our sales cycle; the need for additional capital; risks relating to potential disruption of current plans, operations and infrastructure of BEN as a result of the announcement and consummation of the Potential Business Combination; risks that BEN is unable to secure or protect its intellectual property; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; redemption requests from DHC’s stockholders; the continued impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the Appendix to this Presentation and set forth in the section entitled “Risk Factors” 3 © 2024 Brand Engagement Network, Inc. Used with permission.

Disclaimers (cont’d) Forward Looking Statements (cont’d) and “Special Note Regarding Forward-Looking Statements” in DHC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, DHC's Annual Report on Form 10-K for the year ended December 31, 2022, and in those documents that DHC has filed, or will file, with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither DHC nor BEN presently know or that DHC or BEN currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DHC’s and BEN’s expectations, plans or forecasts of future events and views as of the date of this Presentation. DHC and BEN anticipate that subsequent events and developments will cause DHC’s and BEN’s assessments to change. However, while DHC and BEN may elect to update these forward-looking statements at some point in the future, DHC and BEN both specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DHC or BEN’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Trademarks DHC and BEN own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with BEN or DHC, an endorsement or sponsorship by or of BEN or DHC, or a guarantee that BEN or DHC will work or will continue to work with such third parties. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that BEN or DHC, or the any third-party will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Important Information for Investors and Stockholders The Potential Business Combination will be submitted to stockholders of DHC for their consideration and approval at a special meeting of stockholders. DHC and BEN will prepare a registration statement on Form S-4 (the “Registration Statement”) to be filed with the SEC by DHC, which will include preliminary and definitive proxy statements to be distributed to DHC’s stockholders in connection with DHC’s solicitation for proxies for the vote by DHC’s stockholders in connection with the Potential Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to DHC’s stockholders and certain of BEN’s equity holders in connection with the completion of the Potential Business Combination. 4 © 2024 Brand Engagement Network, Inc. Used with permission.

Disclaimers (cont’d) Important Information for Investors and Stockholders(cont’d) After the Registration Statement has been filed and declared effective, DHC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Potential Business Combination. DHC’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with DHC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Potential Business Combination, because these documents will contain important information about DHC, BEN and the Potential Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Potential Business Combination and other documents filed with the SEC by DHC, without charge, at the SEC’s website located at www.sec.gov. Copies of these filings may be obtained free of charge on DHC’s “Investor Relations” website at https://www. dhcacquisition.partners/#investor-relations or by directing a request to dhc@trailrunnerint.com. DHC and BEN and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of DHC’s stockholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding DHC’s directors and executive officers in DHC’s filings with the SEC, including DHC’s Annual Report on Form 10-K filed with the SEC on March 30, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to DHC’s stockholders in connection with the Potential Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of DHC’s stockholders generally, will be set forth in the Registration Statement. Stockholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available. This Presentation is not a substitute for the Registration Statement or for any other document that DHC may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by DHC through the website maintained by the SEC at http://www.sec.gov. Financial Information and Additional Information in Connection with SEC Filings The information in this Presentation has not been reviewed by the SEC and certain information, such as financial measures referenced herein, may not comply in certain respects with SEC rules. As a result, the information in the Registration Statement may differ from this Presentation to comply with SEC rules. The Pro Forma financial data included herein is presented for informational purposes only and may differ materially from the Regulation S-X compliant unaudited pro forma financial statements to be included in DHC's proxy statement / prospectus in connection with the Potential Business Combination (when available). 5 © 2024 Brand Engagement Network, Inc. Used with permission.

Disclaimers (cont’d) Financial Information and Additional Information in Connection with SEC Filings (cont’d) In addition, all historical financial information included herein is preliminary and subject to change pending finalization of the PCAOB audits of BEN for the years ended December 31, 2022 and 2021 in accordance with PCAOB auditing standards. Accordingly, all such information and data may not be included in, may be adjusted in or may be presented differently in, any Registration Statement to be filed with the SEC. The Registration Statement will include substantial additional information about BEN and DHC not contained in this Presentation. Once filed, the information in the Registration Statement will update and supersede the information presented in this Presentation. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE POTENTIAL BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. 6 © 2024 Brand Engagement Network, Inc. Used with permission.

Today's Presenters



Michael Zacharski

GLOBAL CEO

- Seasoned CEO with 15+ years of experience in the tech industry
- Expertise driving growth, optimizing operations and leading product / solution initiatives
- Has held various long-term C-suite roles



Paul Chang

GLOBAL PRESIDENT

- 25+ years of experience launching new technologies including 18-year tenure at IBM
- Led the expansion of various AI, Blockchain, Analytics and IoT solutions into new global markets
- Maintains key industry relationships and expertise across Life Science, Industrial, and Retail sectors



Chris Gaertner

CO-CEO & CFO

- 25+ years of experience in underwriting and M&A
- Lead advisor on over 100 equity M&A transactions
- Led IPOs for companies such as Google and OpenTable

© 2024 Brand Engagement Network, Inc. Used with permission.

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Table of Contents 1. Executive Summary 2. Product Overview 3. Go-to-Market Overview 4. Organizational Detail 5. APPENDIX © 2024 Brand Engagement Network, Inc. Used with permission.

Section 01 Executive Summary © 2024 Brand Engagement Network, Inc. Used with permission.

AI That Delivers Customer Experience (CX) Productivity Performance Create rich and engaging Empower organizations Enterprise-grade customer experiences with new tools that can capabilities to grow at- delivered through a accelerate business scale while adhering to human-like response productivity and efficiency client priorities – safety, engine to satisfy end- by scaling operations in a data security, and customer needs cost-effective manner compliance 10 © 2024 Brand Engagement Network, Inc. Used with permission.

BEN at-a-Glance BEN is a 2018 2019 Started US Operations Launched Gen AI Lab Began Gen AI Development Acquired US Patents on Sensor Data Conversational AI An Company Focused Emerging 2023 AI Platform Acquired 14 Korean & 2 US Patents Filed 13 US Provisional Patent Apps on Delivering 2020 Released AI/3D Avatar Prototype Formed Research Agreement with Korea University on Advanced AI Personalized Models under Multi-Year Collaboration Customer Technology 16+ 5 Engagement Driven AI Modules Developed Years working with Generative AI through Helpful, Patent 21 26 Friendly AI Portfolio Active Patents Patents Pending Assistants Leveraging direct and channel sales to target service businesses with a need for increased efficiencies and enhanced customer experience Go-to- Market Auto/Industrial Healthcare Financial Svcs Consumer Svcs 11 Note: “Svcs” is used as the shortened abbreviation of “services” © 2024 Brand Engagement Network, Inc. Used with permission.

Transaction Summary

ILLUSTRATIVE KEY HIGHLIGHTS

- Pre-money equity value of BEN of $250M
- Pro-forma equity value of the combined company of $390M
- $377M enterprise value of the combined company to market
- $12.7M of cash held on the pro-forma balance sheet
- BEN shareholders rolling 100% of their equity, will own ~65% of the combined company

ILLUSTRATIVE SOURCES & USES

Sources	$M	%
BEN Rollover Equity	250.0	90.3
Cash in Trust	22.2	7.9
PIPE Investment	5.5	1.8
Total Sources	**$277.7**	**100%**

Uses	$M	%
Equity to BEN	250.0	90.3
Cash to Balance Sheet	12.7	4.3
Transaction Expenses	15.0	5.4
Total Uses	**$277.7**	**100%**

ILLUSTRATIVE PRO FORMA VALUATION

Pro Forma Capitalization	
PF Shares Outstanding (M)	36.2
Share Price at Merger ($)	$10.77
Pro Forma Equity Value ($M)	**$390**
(+) Existing Debt ($M)	$0
(-) Pro Forma Cash ($M)	$(13)
Pro Forma Enterprise Value ($M)	**$377**

ILLUSTRATIVE POST-TRANSACTION ECONOMIC OWNERSHIP



6.5%
20.3%
1.5%
6.8%
64.9%

- BEN Shareholders – 23.48M Shares
- Sponsor Shareholders – 7.34M Shares
- SPAC Investors – 2.45M Shares
- Commercial Partner[2] – 2.37M Shares
- PIPE Shareholders[1] – 0.55M Shares

Note:
36.2M pro forma shares outstanding at $10.77 per common share per the S4 filings / Pro forma ownership excludes impact of SPAC warrants / Assumes 0% redemption from cash in trust. Excludes interest earned in the trust. SPAC cash amount subject to change depending on the actual redemption levels and interest earned in the trust / 7.34M sponsor promote shares / 2.45M SPAC Investor Shares includes promote shares transferred in connection to the SPAC extension / Excludes dilutive impact of BEN unvested options

1. PIPE of $5.5M which has been committed by AFG.
2. 2.4M shares will be owned by AFG at close, inclusive of their investment in the PIPE. 0.5M shares will be owned by Genuine Lifetime LLC in connection to their interim financing.

© 2024 Brand Engagement Network, Inc. Used with permission.

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Massive Market Opportunity Across Many Industries Target Markets Banking Auto 91% ~$85B Healthcare Retail 1 Of customers are more likely to Annual US Spending on Healthcare- 22.6% CAGR 3 shop with brands that offer related Customer and Patient Services 2 ~$30B personalized experiences ~$10B 2023 2028 Contact Hospitality Centers Enterprise IoT ~$447B 94% In potential cost savings for Of large companies expect to use 5 Financial Institutions generated voice AI in two years 4 from leveraging AI applications 1. Markets and Markets Report on Conversational AI 2. Accenture - Personalized Pulse Check 3. McKinsey Healthcare Report 4. Insider Intelligence – Artificial Intelligence in Financial Services 2023 13 5. Study by Pindrop Security as of May 2018 © 2024 Brand Engagement Network, Inc. Used with permission.

Modern Problems Require Modern Solutions Problem: Enterprises lack a proven, customizable tool that can deliver the exciting benefits of personalized AI-driven customer service that increases brand engagement DRIVES FULL-STACK CUSTOMIZABLE SAFE & SECURE PERSONALIZED ENGAGEMENT SCALABLE Solution: BEN’s full-stack solution offers a scalable, customizable human-like AI platform that can increase customer engagement by managing consumer data & business KPIs while delivering a safe, secure, consistent, and effective message Note: Legacy solutions include customer service & engagement software solutions. “Full-stack solution” means end-to-end application software development, including the front end and back end. 14 © 2024 Brand Engagement Network, Inc. Used with permission.

BEN’s AI Products Help Customers Unlock Significant Value BEN’s Human-Like AI Response Generation Engine Business Results Personalized Engagement Consumers Human-Like Voice/Audio, Human-Like Improved Efficient Response Computer Response Customer Performance Generation Vision, Text Generation Experience (CX) & Growth Business Client-approved Productivity training and & Efficiency real-time data 15 © 2024 Brand Engagement Network, Inc. Used with permission.

Key Investment Highlights 1 High demand for conversational AI technology with superior user experience growing to approximately $30Bn by 2028 1 Significant opportunity for AI solutions in many resource-constrained end-markets that are looking to optimize costs, 2 maintain compliance, and seamlessly ingest data to drive more efficient performance BEN’s proprietary full-stack AI platform combines private and public LLM capabilities to deliver a differentiated interface 3 that can drive superior user engagement and utility through personalized responses Strong technology position supported by years of experience developing AI solutions and backed by an IP portfolio 4 Positioned for sustained revenue growth via a vertical-focused customer acquisition strategy with potential for future 5 expansion via inorganic growth 6 Experienced management team with track record of commercially scaling disruptive technologies 1. Markets and Markets Report on Conversational AI 16 © 2024 Brand Engagement Network, Inc. Used with permission.

Section 02 Product Overview © 2024 Brand Engagement Network, Inc. Used with permission.

Essential Capabilities in Enterprise-Grade AI Solutions

What Matters to Enterprise Customers

Enterprise Regulatory & Compliance Requirements

Security
- Trained on Client-Approved and Provided Data Sets, Prevents Data Leakage
- Manages Customer Identity Resolution - Ensures it is the Verified Person/Customer

Accuracy & Performance
- Fosters Engagement Through Personalized Interactions While Collecting Feedback
- Handles Large Quantities of Inquiries Simultaneously

Compliance
- Adheres to Global Data Privacy Regulations (HIPPA, GDPR, CCPA and others)
- Follows Internal Client Data Management & Privacy Protocols

Product Capability Requirements

Understanding
- Leading Natural Language Processing
- Has Short and Long-term Memory and Problem-Solving Capabilities

Response
- Human-like Response Generation
- Speaks & Generates Expressions, Gestures, and Emotions

Perceptivity
- Sees & Hears
- Leverages Computer Vision & Acoustic Recognition

Features that Can Drive Higher Engagement Across Client Base

4/5
Users who expressed an opinion prefer an Avatar over simple text[1]

2/3
Users who expressed an opinion prefer hearing the Avatar speak[1]

79%
Of healthcare professionals preferred interacting with AI chat compared to live chats with Doctors[2]

45%
Of patients felt AI responses were more empathetic than Doctor responses[2]

1. Statistics derived from a survey of 6,899 people in which, out of 3,328 respondents, 1,962 expressed an opinion regarding the use of a speaking avatar
2. UC San Diego Research

© 2024 Brand Engagement Network, Inc. Used with permission.

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AI Ecosystem is Diverse, but Few Have Proven Enterprise Solutions BEN provides a human-like interface and a safe environment through multi-modal communication, delivering scaled solutions for industries impacted by labor and cost burdens and a desire to increase engagement with their customers Enterprise Market Insights ⚫ Large Language Models (LLMs) being developed by OpenAI, GitHub and Microsoft currently leverage public and private data sets ⚫ Commoditization of existing LLMs leads Wider Use Specialized Use to a lack of differentiation and a gap between customer needs and solutions in the marketplace ⚫ Enterprise use cases should be private and trained on controlled data sets to protect businesses from open internet risk factors Consumer Note: Includes privately-held businesses with $50M or more in capital raised to date (PitchBook data as of 8/8/2023) 19 © 2024 Brand Engagement Network, Inc. Used with permission.

BEN is a Differentiated Full-Stack Enterprise Platform AVATAR VOICE AI LLM BUSINESS AI HOME GROWN COMPANIES COMPANIES COMPANIES COMPANIES SOLUTIONS Expertise Vertical Expertise Client or Vertical Expertise Vertical Expertise Client or Vertical Expertise Client or Vertical Expertise Client Expertise Data Retrieval & Precision LLM Private LLMs (OSS)* CX/UX Avatars Avatars Voice Only* No Avatars* Avatars Avatars Proprietary Solution Contingent Solution Third Party Tech *BEN adapts existing LLMs on its own internal platform to provide customized and controlled data sources. 20 © 2024 Brand Engagement Network, Inc. Used with permission.

BEN Provides Tailored & Customer Safe Solutions Large Langue Models BEN Solution Dialogue Small Footprint Optimized Data LLM Retrieval Manager Layers O Unknown training dataP Trained only on client provided data O Guard against unknown and unexpectedP Only allows expected O Must provide answers P Does not answer if no answer O LLM Math limitationsP Uses mixed technologies for precise math O Shared across clientsP Independent instance per client Source: Why LLMs are Bad at Math 21 © 2024 Brand Engagement Network, Inc. Used with permission.

BEN is a Multimodal & Cross Platform Solution

Currently available Multimodal Conversational AI & AI Avatars:

Fully customizable "Human-like" AI & AI Avatars designed to increase engagement



Available Through Apps and Web, Voice/Call Centers, Real World/Kiosks

(Native Apps and SDK Integrations, Human-Like AI and AI Avatars)



Mobile



Desktop/Laptop



Kiosk

Advantages

- ✓ Full private/public LLM and/or RAG functionality: hear, see, speak, motion and think (lead with Llama2, compatible with 3rd party LLMs)
- ✓ Secure sources of data and training - transactional data & customer-specific data
- ✓ Analyze conversations/data in real-time – with transcriptions
- ✓ Designed to work with several LLMs and provide "rules-based" responses with client specific solutions
- ✓ Stand-alone deployment for high security – on-prem, offline, kiosks
- ✓ Cloud deployment for fast and easy adoption - option for additional security integrations
- ✓ Avatars are customizable for broad array of skin tones, facial features, and dress

RAG is defined as Retrieval Augmented Generation

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© 2024 Brand Engagement Network, Inc. Used with permission.

Safer, Human-Like Interaction with AI Technologies BEN’s Full-Stack Proprietary Technology Delivers Secure, Private & Safe Prompt Design BEN Data Retrieval Voice/Audio, Perception & Input Computer Understanding Prompt Vision, Text Static Data Processing ( LLMs, Data) Raw Response APIs Consumers Client-approved and validated Human-Like data sets for training and Human-Like Response Web personalized response creation Response Response Generation Generation Provides safe and appropriate responses to the consumer 23 © 2024 Brand Engagement Network, Inc. Used with permission.

Comprehensive and Feature Rich AI Platform

We believe BEN's AI Modules have advanced capabilities compared to legacy conversational solutions:
Human-like AI responses built on modern technology and supported by a strong pipeline of innovative future developments



Typical Conversational AI Modules
Speaker Detector
ASR
Multi-Modal NLU
Multi-Modal NLG
TTS
Voice Conversion
Perception
Understanding
Response
ben. AI Modules Currently Deployed and In Development
Emotion Analysis
Multi-Speaker Awareness
Denoiser
Object Analysis
Auditory Scene Awareness
Gesture Recognizer
Visual Scene Awareness
Auditory Scene Awareness
Environment Adaption
Speaker Detector
ASR
Knowledge Extractor
Knowledge Database
Persona Manager
Multi-Modal NLU
Multi-Modal NLG
Cartoon Styler
Gesture Generator
3D Model Generator
Facial Motion Generator
Lip Sync Generator
TTS
Voice Conversion
Perception
Understanding
Response

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© 2024 Brand Engagement Network, Inc. Used with permission.

Section 03 Go-to-Market Overview © 2024 Brand Engagement Network, Inc. Used with permission.

Targeting Multiple Sectors Prime for BEN Product Adoption Legacy, highly fragmented industries has propagated data disparity across segment participants and led to slow adoption of Auto / Industrial emerging technologies and analytics capabilities as consumer preferences continue towards digitization Automotive Industrial Services Power & Processing Telecom Heavy Equipment Aerospace & Defense Transportation & Logistics Energy Solution for human-error and burnout across healthcare offerings by taking on a customer-facing role that removes burden on Healthcare certain administrative tasks from physicians and other healthcare professionals Pharmacy Networks Pharmaceuticals Hospitals Payors Fill much of the onboarding deficiencies faced by providers across the financial services sector by delivering a friendly, trustworthy Financial Services and neutral interface that can provide comfort to customers Wealth Management Third Party Administrators Insurance Banks Management Consulting Credit Intermediaries Real Estate Consumer preferences towards digitalization and online purchasing and ordering has facilitated the increased need for fully Consumer integrated solutions and robust customer service whether online or in location Retail Consumer Products Restaurants Call Centers Manufacturing Wholesale Media & Telecom 26 Denotes core customer focus area (1) Per Markets and Markets report on conversational AI © 2024 Brand Engagement Network, Inc. Used with permission.

Multi-Dimensional Sales Strategy Maximizes Product Reach Channel Partners Resellers Direct Sales Embedded Strategy: Partner with vertical solution Strategy: Exclusive resellers Strategy: Target customer accounts Strategy: Embed BEN AI into customers’ providers to expand new business partnerships to sell BEN products via direct sales team organized by service, creating differentiation while sector focus (currently recruiting) scaling operations Current Traction: Active partners in Current Traction: Targeting system Automotive and Healthcare sectors integrators and trusted industry Current Traction: Working alongside partners to accelerate penetration partners/customers to build a roadmap to embedded tech and improve experience & revenue growth Value Creation Execution Challenge Value Creation Execution Challenge Value Creation Execution Challenge Value Creation Execution Challenge Profitability Addressable Market Profitability Addressable Market Profitability Addressable Market Profitability Addressable Market 27 © 2024 Brand Engagement Network, Inc. Used with permission.

Go-to-Market & Tiered Pricing Strategy

Vertical Focused



Healthcare
Auto
Financial Services
Current Target Verticals
Future Target Verticals
Retail
IOT
Contact Centers
Enterprises
Hospitality

Illustrative Offering Tiers

Community Cloud	Private Cloud	Citadel
Lowest Price Point with Shared Infrastructure and Simple Customization	Customized Solution with Proprietary Cloud Infrastructure & Technology	Full Ring-Fenced Custom Enterprise Solution
Built for large and small clients with data privacy requirements that service large customer bases	Built for small enterprises with data privacy requirements that service large customer bases	Built for large enterprises with high concurrency and strict data security
Integration & Customization $0	Integration & Customization $250,000	Integration & Customization $500,000
Target ARR $120,000	Target ARR $480,000	Target ARR $1,200,000

Note: Custom system design and level of data complexity and security are subject to additional charges and fees. ARR is estimated based on utility and concurrency, overage fees apply. ARR is calculated by multiplying the estimated monthly recurring revenue figure by 12

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© 2024 Brand Engagement Network, Inc. Used with permission.

Select Verticals Illustrate Potential Mid- and Long-Term US Opportunity Risk Factors Management believes BEN has an opportunity for sustained growth and margin expansion over the mid-to-long-term Auto Healthcare Financial Services ~450K+ ~145K+ ~227K+ Organizations Organizations Organizations ~195K ~280K ~48K ~12K ~151K ~11K FDIC / Non-FDIC 7 1 1 3 3 Credit Intermediaries Service Centers Used Car Dealers Outpatient Care Urgent Care 6 Insured Banks ~500+ ~16K ~4.5K ~6K ~18K ~18K Asset & Wealth Physician Group 2 4 9 1 Insurance New Car Dealers Insurance Providers Hospital 8 3 Managers Locations ~65K 5 Dentist Offices 1. IBISWorld Automotive Industry Research 2. Zebra Research 3. Definitive Healthcare 4. American Hospital Association 5. Projection Hub / IRS Data 6. Plaid Research / FDIC Data (2018) Potential Community Potential Private Cloud Potential Citadel 7. US Bureau of Labor Statistics: Finance & Insurance (2022) 8. Registered Investment Advisor Database Cloud Opportunities Opportunities Opportunities 9. Gitnux Market Data. IBIS World: Property, Casualty and Direct Insurance in the US. Refers to non-auto insurance providers 29 © 2024 Brand Engagement Network, Inc. Used with permission.

BEN AI Product Use Case – Healthcare Customer

BEN Client Engagement Process

BEN engages with clients to help enhance customer engagement/experience and drive increased value to customers. For this healthcare customer example, BEN...

<u>Identifies the Problem:</u>

- × A healthcare group suffering from poor patient medication adherence, a common industry issue, is seeing increased expenses and reduced revenue
- × Because patients don't take their medications as directed, healthcare groups lose ~$650B globally each year and patients experience preventable deaths

<u>Defines Success Through KPIs</u>

- ✓ BEN works with the customer to set goals for operational and financial KPIs
- ✓ Operational: customer experience score, sales, interactions (# and length)
- ✓ Financial: bottom line savings, top line efficiency/new sales

<u>BEN AI Avatar Solution:</u>

- ✓ Utilization of BEN Healthcare AI Avatar and LLM processing capabilities ensures patients receive support and guidance about proper medication adherence
- ✓ By integrating medication related content, BEN AI Avatars can deliver personalized directions to patients

(1) Assumes $0 labor efficiencies for illustrative purposes

© 2024 Brand Engagement Network, Inc. Used with permission.

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AFG Strategic Partnership Overview

Delivering Value to a Tech-Enabled Services and Third-Party Administration Company

AFG's Situation

- AFG is a holding co with several client-facing service businesses within their portfolio looking to ensure premium service at efficient rates as a standard
- AFG will partner with BEN to integrate AFG's TRONIX software to deploy an AI-driven platform across their portfolio. The solution, BEN AUTO, will process transactions with real-time data to drive sales and premium service with business intelligence
- BEN will provide an efficient solution that optimizes operations, boosts profits, and reduces costs for AFG amidst growing service request backlog
- AFG and BEN have agreed to a 5-year exclusive deal

ben. Automotive

AI-Driven, Digital-First Service Solution Goals:

- ✓ BEN improves brand loyalty & experience
- ✓ Enhances consumer/dealer interactions 24/7
- ✓ Improves personnel productivity and knowledge
- ✓ Optimizes sales/finance and fixed operations
- ✓ Avatar-driven consumer interactions
- ✓ Personalized customer engagements
- ✓ Improves risk exposure and claims management
- ✓ Efficient end-to-end consumer lifecycle management
- ✓ Integrates platform & dealer data

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BEN AUTO– a Tailored Solution for the Automotive Industry

In partnership with AFG, BEN has designed a suite of tailored solutions for the automotive industry. Once integrated with TRONIX, AFG's automotive software, BEN's AI assistants will be capable of providing increased automation and efficiency to 1,000+ dealership groups in AFG's network ben™ Automotive

Dealership Reporting	• Personalized AI Assistant, Oddo, reduces manual data & spreadsheet-based reporting • Strengthens internal reporting practices & accuracy across the organization • Harmonizes data across systems & applications
Web AI Assistant	• 3-in-1 solution available 24/7/365 • Engages with customers, understands their needs, & optimizes a path to purchase • Works in tandem with sales team personnel
Sales AI Assistant	• Can effectively initiate or continue existing sales conversations • Offers a personalized & uniform experience via kiosk or web interface • Integrates systems & personnel to ensure a smooth sales transition from online to in-person
Service AI Assistant	• The dedicated Parts and Service AI Assistant, DASH, is designed to enhance customer service experiences & interactions with service departments • Educates customers on vehicle needs & available service options, assists with booking
Technician AI Assistant	• CARL, the advanced Technician AI Assistant, ensures quality & efficiency across operations • Designed to optimize business workflows and compliance while offering real-time guidance & know-how to inform & safeguard technicians

Source: BEN Auto NADA Debut

© 2024 Brand Engagement Network, Inc. Used with permission.

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Section 04 Organizational Detail © 2024 Brand Engagement Network, Inc. Used with permission.

Experienced Team

Leadership Team



Mike Zacharski
Global CEO

- Seasoned CEO with 15+ years of experience in the tech industry
- Expertise driving growth, optimizing operations and leading product / solution initiatives
- Has held various long-term C-suite roles



Paul Chang
Global President

- 25+ years of experience launching new technologies including 18-year tenure at IBM
- Led the expansion of various AI, Blockchain, Analytics and IoT solutions into new global markets
- Maintains key industry relationships and expertise across Life Science, Industrial, and Retail sectors



Bill Williams
Chief Financial Officer

- 20+ years of experience in corporate finance, legal, technology and management consulting
- Expertise driving growth, innovation, and value creation for emerging growth companies
- Has held various long-term C-suite roles across multiple industries

Operational Team



Hanseok Ko, Ph.D
Co-CTO & Co-Founder
Lead AI Researcher



Patrick Nunally, Ph.D
Co-CTO &
Chief Scientist Co-Founder



Rick Howard
Chief Information &
Data Officer



Tyler Luck
Chief Product Officer
& Co-Founder



Ramana Pinnam
SVP Engineering



Andy Sharma
Head of Business
Development



Michael Lucas
Advisor & Co-Founder



Ruy Carrasco, MD
Advisor & Chief Medical
Informatics Officer

Past Experience Across Leadership and Board

iab. TECH LAB | PRESBYTERIAN | apervita | KOREA UNIVERSITY | Nielsen | IBM | Ascension Technologies | TradeMOTION | pediatrix

© 2024 Brand Engagement Network, Inc. Used with permission.

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Multiple Levers for Continued Growth NEW VERTICALS EXPANSION ADDITIONAL COLLABORATIONS WITH LEADING UNIVERSITIES NEW CUSTOMER ACQUISITION LEVERAGING DIRECT AND CHANNEL SALES STRATEGY STRATEGIC M&A PRODUCT EXPANSION AND EMBEDDED SOLUTIONS ADOPTION LAND & EXPAND 35 © 2024 Brand Engagement Network, Inc. Used with permission.

APPENDIX Additional Information © 2024 Brand Engagement Network, Inc. Used with permission.

Comparable Companies Analysis AI / DATA DRIVEN / BPM SOFTWARE AI INFRASTRUCTURE & HARDWARE • Nascent but rapidly growing opportunity in generative 1 and conversational AI • BEN is a young company with an expanding patent Value Drivers portfolio • Differentiated approach to monetization with strong commercial appeal in multiple attractive verticals • Investors will likely need to look at multiple industry categories to triangulate around value • AI and data-driven tech platforms enabling task management and/or help desk applications will likely be most instructive Comparables • However, investors may also consider Infrastructure & Selection Hardware players that enable AI technologies as well as large tech names that are infusing AI to enhance MEGA CAP PLATFORMS PRIVATE AI COMPANIES their broader platform value propositions • Private market comparables may also be instructive, although performance metrics are generally limited • Investors will likely focus on forward revenue and gross profit multiples to account for growth, disparate gross Valuation margin structures and maturing profitability profile Methodologies • Long term or normalized EBITDA may also be viewed as constructive 1. Markets and Markets Report on Conversational AI 37 © 2024 Brand Engagement Network, Inc. Used with permission.

Comparable Company Metrics & Private AI Funding Private AI Latest Latest Funding Companies Valuation ($B) Date AI / DATA DRIVEN / AI INFRASTRUCTURE & MEGA CAP BPM SOFTWARE HARDWARE PLATFORMS $85.0 Aug 2023 $25.0 Oct 2023 $10.3 Oct 2022 $8.5 Dec 2022 $7.3 Apr 2021 $5.7 Jul 2022 $4.5 Aug 2023 2024E 2025E 2026E 2024E 2025E 2026E 2024E 2025E 2026E $4.2 Feb 2022 $4.0 Mar 2022 Revenue Growth 19.6% 20.3% 21.8% 8.3% 19.1% 17.8% 11.5% 11.4% 11.4% $4.0 Jun 2023 Gross Profit Margin 76.2% 74.7% 77.2% 64.8% 66.2% 65.3% 70.9% 70.5% 63.3% $3.0 Aug 2023 EBITDA Margin 12.9% 14.6% 4.9% 45.9% 47.3% 46.9% 45.8% 47.6% 48.6% $1.5 Jun 2023 $1.4 Nov 2023 EV / Revenue 9.8x 8.3x 7.6x 10.9x 10.1x 8.9x 7.6x 6.8x 5.3x $1.0 Feb 2023 EV / Gross Profit 12.8x 11.1x 9.3x 16.8x 15.3x 13.6x 9.6x 8.6x 7.6x $1.0 Mar 2023 EV / EBITDA 64.4x 54.1x 43.4x 27.8x 24.4x 18.9x 14.6x 12.6x 10.3x $1.0 Oct 2022 38 Source: FactSet and PitchBook data as of 02/09/2024 © 2024 Brand Engagement Network, Inc. Used with permission.

AI / Data-Driven / BPM Software Companies Have Outperformed the S&P 150.0 140.0 130.0 AI / Data Driven / BPM 120.0 Software, +26.7% S&P500, +11.9% 110.0 DHCA, +1.2% 100.0 90.0 80.0 9/7/2023 10/7/2023 11/7/2023 12/7/2023 1/7/2024 2/7/2024 39 Source: FactSet data as of 02/21/2024 © 2024 Brand Engagement Network, Inc. Used with permission.

© 2024 Brand Engagement Network, Inc. Used with permission.